SPORT SUPPLY GROUP®

SHARE → SHIFT

Ticker: RBI

FY09 • Investment Presentation

SPORT SUPPLY GROUP

Disclosure regarding forward-looking statements.

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to the Company's anticipated financial performance, business prospects, new developments and similar matters, and/or statements preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," "estimates," "intends," "plans," or similar expressions. These forward-looking statements are based on management's current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those suggested by the forward-looking statements due to a variety of factors, including changes in business, political, and economic conditions due to the threat of future terrorist activity or otherwise, the ability to successfully complete integration related activities, actions and initiatives by current and potential competitors, and certain other additional factors described in the Company's filings with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on the Company's future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this presentation or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

SPORT SUPPLY GROUP

Sport Supply Group: *Fast Facts*

Largest Direct Seller of Sports Equipment & Team Uniforms to Institutions in USA

• **Model:**	"Direct Like Dell" One Stop Shop
• **Industry:**	$3-6B Market; Highly Fragmented Non-retail/non-consumer
• **Targets:**	400,000+ In-School/Out of School Customers and Prospects
• **Competition:**	Local Sporting Goods Stores, Catalogers
• **Basic Value Proposition:**	Factory-Direct Service/Pricing 24-Hour Quick Ship
• **Assets:**	3M+ Catalogs; 40 Telesales Agents; 200+/- Road Men; 20+ Internet Sites; 22,000 Products

SPORT SUPPLY GROUP

Management Team

- **Adam Blumenfeld - Chairman & CEO**
  - Family founded Direct Sales of Sporting Goods in 1972
  - 16 Years Industry Experience
- **Terry Babilla - President, COO, General Counsel**
  - 15+ Years Industry Experience
- **John Pitts - CFO**
  - Formerly with Horizon Health (HORC)
  - 2 Years at RBI
- **Kurt Hagen - EVP Sales/Marketing**
  - Formerly with Fossil (FOSL)
  - 2 Years at RBI
- **Tevis Martin - EVP Road Operations**
  - 4 Years at RBI

STRONG STARTING LINE-UP

SPORT SUPPLY GROUP

Institutional Sporting Goods: Favorable Dynamics

- SIZE: $4-6 Billion (Domestic)
- "Consistent consumption" = historically dependable demand for product
- Multiple sources to fund institutional purchases (gate receipts, boosters, fund raisers, student fees)
- Large target market: 400,000+ institutions/team sports entities
- "Recession-resistant" industry (non-consumer/non-retail)
- Robust school supply spending projected through 2013 (7.5% CAGR)
- In-school athletic participation rates on the rise
- Federal funding to fight obesity epidemic (preventative healthcare)
- Obama infrastructure build (new/improved schools; renovated city parks)
- Obama military expansion (enhanced government sales opportunities)

SPORT SUPPLY GROUP

RBI vs. Competition

EVENT	COMPETITION	RBI	RBI Benefit
Size	90% < $20M	$250MM	Critical mass for marketing, Purchasing, "Share-shift"
Distribution	Dependant on 3rd Party	24-Hour Quick Ship on Equipment	Emphasize service over price, Tool for enhancing margin
Price	Middle man	"Direct Like Dell"	10-30% Savings
Product	Redistributed	1/3 Proprietary	Gross margin advantage, Bundling
SKU Breadth	Limitations	10,000+ Equip/Unis	One Stop Shop
Capital structure	Poorly Capitalized	Strong Balance Sheet	Strength to weather economy Best of Breed wins Market share expansion
Customer base	Small, Regional	100,000 Active Customers	Fragmentation diversifies risk
Supplier base	Limitations	Broad, Diversified	Enhanced customer choice Redundancy
Technology	Highly Limited	SAP	Scalable/efficient

SPORT SUPPLY GROUP

Recent History: Success Story

	FY'06	FY'07	FY'08
Sales: Organic Growth	224M	236M	251M
Gross Margin	33.5%	35.3%	36.2%
EBIT (Operating Margin%)	3.7%	5.4%	7.8%
EPS: 2yrs 100%+ Growth	$0.18	$0.37	$0.76

SPORT SUPPLY GROUP

"RBI" as Gateway to Industry

Manufacturing Brands

RBI

$4B Industry
(Schools, Parks, Etc.)

- 197 Total Road Men
- 3.0M+ Catalogs
- 40 Telesalesmen
- 20+ Web Sites

- **Multiple Tentacles; Deepest Direct Reach**

SPORT SUPPLY GROUP

Current Structure

RBI

FY '08

- Sales: $251M
- $ .76 EPS

Catalog Group

- Sales: $150M
- Season: Q1,Q3,Q4
- Product: 90% Equipment
- Key Sport: Baseball, Softball

Road Sales Group

- Sales: $101M
- Season: Q1,Q2
- Product: 90% Uniforms
- Key Sport: Football, Basketball

We manufacture or direct import 30% of our product mix





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SPORT SUPPLY GROUP

We take products to market vertically through:


US Games
BSN SPORTS
COLLEGIATE PACIFIC
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BSN SPORTS
COLLEGIATE PACIFIC
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League DIRECT
MacGregor
FOOTBALL Direct
Reebok
YOUTH REPLICA
JERSEYS
TOMARK SPORTS
MULTISPORT EQUIPMENT
DISCOUNTER
ULTIMATE TEAM DEALER ONE STOP SHOP
vpi SPORTS
Master Catalog
vpi
SPORTS
10% OFF
All Online Orders

3.0M+ Catalogs, Flyers and Postcards

SPORT SUPPLY GROUP

40 Outbound Sales Reps



BSN SPORTS
PRACTICE BALLS AT COST!
20 Dozen+
$18
10-19 Dozen
$19
Used At 250+ Colleges
High School Practice Ball
College Practice Ball
BSN SPORTS
COLLEGIATE PAC

Sample Packs



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To celebrate the coming together of BSN Sports and Collegiate Pacific as the Power of 1 company...
POWER of 1
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Orders of $1,000+ to qualify
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Contact your sales rep today!
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800-527-7510 x9048
www.BSNCP.com

Personalized PDF Sales Flyers

SPORT SUPPLY GROUP

197+ Face-to-Face Salesmen



SPORT SUPPLY GROUP

20+ Web Sites


Sportsonline.com
SPORTS YOU CAN CLICK ON
HACKER SAFE
ARCHERY
BASEBALL/SOFTBALL
BASKETBALL
FITNESS
FOOTBALL
GAME TABLES
GYMNASTICS
LACROSSE
OUTDOOR/REC
RIDE ONS
SOCCER
TRACK
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MEET JOHN THOMSON

SPORT SUPPLY GROUP

We have many proprietary brands...

SPORTS COOL

MacGregor®

Ryan EXPRESS

FLAG-A-TAG®

Voit®

TITAN

FOUNDED EDWARDS 1924 SPORTS PRODUCTS LTD

NEW ERA™

TRIPLE THREAT

MARK 1™

RolDri®

BULLDOG PITCHING MACHINES

GSC

Galaxy™

GAMECRAFT®

ENDURO

ALUMAGOAL®

FUNNETS

CHAMPION BARBELL™

PRO DOWN

MARKERS, INC.

PORTaPiT®

SPORT SUPPLY GROUP®

We are also a leading re-distributor of certain major brands

adidas

TEAM

UNDER ARMOUR®
PERFORMANCE APPAREL

Rawlings®
Est. 1887

Wilson®

SHARE SHIFT

- Weak US Economy disturbs spending patterns
- Domestic lending conditions further deteriorate for small businesses
- Consumer demand weakens due to housing, commodity pressures
- Inventory shortages due to lack of buying power/factory constraints
- **Result:** Customers; Salesmen; Manufacturers gravitate to Best of Breed

Winners

- Strong get Stronger
- Best of Breed Category Leaders

Losers

- Weak get Weaker or Eliminated
- Re-Distributor Channel Challenges

Success = Strong Balance Sheet; Lean Infrastructure; 1st Mover Mentality

When Trouble = Opportunity

- Weakening Economy
  - Local Distributor Weaknesses (choke on inventory / weak receivables)
  - Business Failures
  - Gravitation of Sales to Industry Leader = RBI
- Proliferation of Mass Merchant Footprint
  - Local Distributor Walk-In Business Suffers
  - Cannot Subsidize "Team/School" Sales Effort
  - Under-Serviced Customers Gravitate to Industry Leader = RBI
- Housing Crisis Erodes City/State Tax Bases
  - Troubled Budgets = In Need of 'Value'
  - Institutions choose "Price" over "Friends"
  - RBI Factory-Direct Model & Multi-Touch Marketing = Value & Service

SPORT SUPPLY GROUP

EXPANDED FOOTPRINT

Penetrate

Horizontal

Vertical

- **Personalize**
  - Catalog (Big)
  - Telesales (Better)
  - Road Sales (Best)
- **New Product**
  - Electronics
  - Fitness
  - Elementary
- **New Channels**
  - Cheer/Performance/ Agility
  - International

Market Share

Increase Road Sales Pro Footprint

- **Acquire Industry Salesmen**
  - Economy = Opportunity
  - Extend Reach
  - "Re-Direct Sales"
  - Enhance Vendor Alliances
- **Bundled Offering**
  - Expand Equipment & Uniforms

OEM Partnerships

Leverage Technology & Distribution Strength to Supply Back-Channel

- Catalogers
- Platinum Partners
- Buying Groups
- Vendors
- Mass Merchant Partnerships

Acquisitions

Leverage Strong Balance Sheet & Cash Flows; Take Advantage of Industry Fragmentation

- Distributors/Catalogs
- Sales Forces
- Equipment Brands

SPORT SUPPLY GROUP

Introducing Uniforms to the Catalog Platform

- Launching/featuring TEAM on 12.1.08
- New growth driver for $150M catalog platform
- National catalog/internet rights – TX opportunity
- Validates RBI as marketing "Gateway", "Superhighway" to team markets


BSN SPORTS
COLLEGIATE PACIFIC
INTRODUCES
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SPORT SUPPLY GROUP

Maintaining Gross Margins

- **Controlled Discounting**
- **Aspirational Brand Focus**
- **Pass-Through Pricing**
- **Reduced "Under-Absorption"**
  (Manufacturing Footprint)
- **Improved Freight Differential**
- **Positive Product Mix**
  (Elementary Effect)
- **Progress Relative to Industry**
  (Asia Effect)



Margin %
38
37
36
35
34
33
32
31
30
FY05
FY06
FY07
FY08
FY09(P)

SPORT SUPPLY GROUP

Sitting on Expenses

- **Leveraging Scalable Platform**
- **Leveraging Existing Technology**
  - SAP
  - Internet: Reducing Touches
- **Road Sales Platform Efficiencies**
  - Reduced Real-Estate
  - Combined Distribution Centers
  - Centralized OE, AR, AP
  - Reducing Administrative Footprint

End Result


Substantial Earnings Leverage
Gross Margin (%)
SGA as (%) of Sales
37%+/-
25%+/-

Expansion Options: Multiple Choice

- ORGANIC GROWTH
  - "Share shift" via better value proposition/continued penetration/targeted marketing
  - Only 30-50% penetrated into any customer type/10-30% into those pocketbooks
    - Room to run
  - Salesman acquisition: spokes to the wheel
  - Leverage technology – continued online order shift – enhances retention
  - Nike

- ACQUIRING DISTRIBUITON
  - Catalogers
  - Regional Distributors

- ACQUIRING BRAND

Historical Results

	Fiscal 2007	Fiscal 2008	9 Months Ended March 31, 2009*
• **Sales**	$236.9M	$251.4M	$190.5M
• **GP%**	35.3%	36.2%	35.8%
• **SG&A%**	29.9%	28.4%	27.0%
• **EPS**	$ .37	$ .76	$ .68
• **Diluted Shares**	10.4M	15.7M	15.0M

* Unaudited

SPORT SUPPLY GROUP

Strong Balance Sheet ($ in 000's)

	June 30, 2007	June 30, 2008	March 31, 2009
Cash and Cash Equivalents	$5,670	$20,531	$3,557
Accounts Receivable	$31,154	$34,060	$37,463
Inventories	$32,241	$36,318	$34,541
Senior Bank Debt	$24,693	---	$750
5.75% Subordinated Debentures	$50,000	$50,000	$28,856

SPORT SUPPLY GROUP

Financing Agreements

- Revolving Credit Facility with Bank of America
  - $40.0M Facility
  - $20.0M Accordion potentially expands facility to $60.0M
  - Expires February 8, 2012
  - $25.0 Million in Acquisition/ $5.0 Million Stock Repurchases Allowed
- $50M 5.75% Convertible Senior Subordinated Notes
  - Due December 2009
  - Conversion Price of $14.65
  - Company has redeemed $21.2 million in Bonds
  - Andell Owns an additional $13.0 million in Bonds

SPORT SUPPLY GROUP

Financial Ratios

	Fiscal 2006	Fiscal 2007	Fiscal 2008
Operating Ratios			
Days Sales Outstanding	50.4	47.9	49.3
Days Inventory	60.2	49.6	52.5
Solvency Ratios			
Debt/Equity	1.4	1.5	0.6
Management Effectiveness			
Return on Equity	4.0%	7.9%	12.3%
Return on Invested Capital	5.9%	6.5%	10.4%
Per Share Data			
Book Value Per Share O/S	$ 4.57	$ 4.94	$ 6.54
Earnings Per Share - Diluted	$ 0.18	$ 0.37	$ 0.76

SPORT SUPPLY GROUP

SPORT SUPPLY GROUP®

SHARE SHIFT

Ticker: RBI

FY09 • Investment Presentation